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                                                                      EXHIBIT 23


               Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-74459) pertaining to the Ingles Markets, Incorporated
Investment/Profit Sharing Plan of our report dated April 5, 2002, with respect to the consolidated financial statements and schedule of Ingles Markets, Incorporated Investment/Profit Sharing Plan included in the Annual Report (Form 11-K) for the year ended September 29, 2001.



Greenville, South Carolina
April 12, 2002

                                                           /s/ Ernst & Young LLP


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